Exhibit 10.1

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE (LIBOR/PRIME)
(Avistar Communications Corporation)

Second Amendment dated as of August 16, 2010  (this “Amendment”) to that certain Second Amended and Restated Revolving Credit Promissory Note dated as of December 22, 2009, as amended, by Avistar Communications Corporation, a Delaware corporation (the “Borrower”), to the order of JPMorgan Chase Bank, N.A. (the “Bank”), in the maximum principal amount of $5,000,000 (the “Promissory Note”).

For value received, the parties hereto hereby agree as follows:

1.	Initially capitalized terms used herein without definition have the meanings given them in the Promissory Note.

2.	The definition of Maximum Facility Amount in Section 1 of the Promissory Note is hereby amended and restated as follows:

“Maximum Facility Amount” shall mean the lesser of (i) Seven Million Dollars ($7,000,000) and (ii) the value assigned by the Bank from time to time, in its sole reasonable discretion, to the collateral, if any, pledged and collaterally assigned to the Bank, and in which the Bank has a first-priority security interest and against which the Bank has a right of setoff, as security for the Borrower’s payment of its obligations under this Note.

3.	The Borrowing Notice is hereby amended and restated as set forth in Exhibit A hereto.

4.	This Amendment shall become effective on the later of August 16, 2010 and the first date by which all of the following shall have occurred:

a.	The Borrower’s payment of $1,750 to the Bank’s counsel in respect of services rendered to the Bank in connection with the Borrower;

b.	The Bank’s receipt of a reaffirmation of the Guaranty substantially in the form attached hereto as Exhibit B, duly executed by each Guarantor;

c.	The Bank’s receipt of a Secretary’s Certificate substantially in the form attached hereto as Exhibit C, duly executed by the Secretary of the Borrower; and

d.	The Bank’s receipt of a Form U-1 substantially in the form attached hereto as Exhibit D, duly executed by the Secretary of the Borrower

5.	The Promissory Note, as amended by this Amendment, remains in full force and effect.

6.	This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

7.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one in the same instrument.

The rest of this page is intentionally blank.

UCN 006754857000
Facility ID 198433847

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

JPMorgan Chase Bank, N.A.

By:      /s/ Nancy A. Sheppard
            Nancy A. Sheppard
            Managing Director

Avistar Communications Corporation

By:      /s/ Robert F. Kirk
    Robert F. Kirk
    Chief Executive Officer

By:     /s/ Elias A. MurrayMeztger
     Elias A. MurrayMetzger
     Chief Financial Officer, Chief Administrative Officer and Corporate Secretary

State of   CA                        )
) ss.:
County of San Mateo	)

On the 16 day of August in the year 2010, before me, the undersigned, personally appeared Elias MurrayMetzger, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Elizabeth Bettancourt
Notary Public

State of CA	)
) ss.:
County of San Mateo	)

On the 16 day of August in the year 2010, before me, the undersigned, personally appeared Robert Kirk, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Elizabeth Bettancourt
Notary Public

UCN 006754857000
Facility ID 198433847